Third Quarter 2017 Statistical Supplement

Table of Contents

Duke Energy Corporation (Unaudited)		Electric and Natural Gas Revenues by Customer Class
3	Consolidating Statements of Operations	15	Revenues by Customer Class (Unaudited)
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
Electric Utilities and Infrastructure (Unaudited)		16	Reported to Adjusted Earnings Reconciliations
7	Consolidating Segment Income	18	Non-GAAP Financial Measures
9	Consolidating Balance Sheets

Gas Utilities and Infrastructure (Unaudited)
11	Consolidating Segment Income
13	Consolidating Balance Sheets

Duke Energy and Piedmont Natural Gas

This Statistical Supplement includes results of Piedmont Natural Gas (Piedmont) subsequent to the acquisition on October 3, 2016, and should be read in conjunction with i) Duke Energy and Piedmont's combined Form 10-Q for the nine months ended September 30, 2017, ii) Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2016, iii) Piedmont's Annual Report on Form 10-K for the year ended October 31, 2016, and iv) the transition report filed by Piedmont on Form 10-Q as of December 31, 2016, for the transition period from November 1, 2016, to December 31, 2016.

Segment Change
Due to the Piedmont acquisition and the sale of International Energy in the fourth quarter of 2016, Duke Energy's segment structure has been realigned to include the following segments: Electric Utilities and Infrastructure, Gas Utilities and Infrastructure and Commercial Renewables. The remainder of Duke Energy’s operations is presented as Other. Other now includes the results of National Methanol Company (NMC), previously included in the International Energy segment.
Prior periods have been recast to conform to the current segment structure.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,234	$—	$—	$—	$(112)	$16,122
Regulated natural gas	—	1,237	—	—	(69)	1,168
Nonregulated electric and other	—	6	333	103	34	476
Total operating revenues	16,234	1,243	333	103	(147)	17,766
Operating Expenses
Fuel used in electric generation and purchased power	4,875	—	—	42	(64)	4,853
Cost of natural gas	—	402	—	—	—	402
Operation, maintenance and other	3,833	291	191	47	(80)	4,282
Depreciation and amortization	2,228	171	116	79	—	2,594
Property and other taxes	808	81	26	10	(1)	924
Impairment charges	134	—	76	7	(1)	216
Total operating expenses	11,878	945	409	185	(146)	13,271
Gains on Sales of Other Assets and Other, net	4	—	5	15	—	24
Operating Income (Loss)	4,360	298	(71)	(67)	(1)	4,519
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	3	57	(5)	46	—	101
Other income and expenses, net	219	3	(7)	54	(14)	255
Total Other Income and Expenses	222	60	(12)	100	(14)	356
Interest Expense	925	78	64	423	(15)	1,475
Income (Loss) from Continuing Operations Before Income Taxes	3,657	280	(147)	(390)	—	3,400
Income Tax Expense (Benefit) from Continuing Operations	1,273	101	(146)	(193)	—	1,035
Income (Loss) from Continuing Operations	2,384	179	(1)	(197)	—	2,365
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(3)	8	—	5
Segment Income / Other Net Expense	$2,384	$179	$2	$(205)	$—	$2,360
Loss from Discontinued Operations, net of tax						(4)
Net Income Attributable to Duke Energy Corporation						$2,356

Segment Income / Other Net Expense	$2,384	$179	$2	$(205)	$—	$2,360
Special Items	84	—	56	43	—	183
Adjusted Earnings(a)	$2,468	$179	$58	$(162)	$—	$2,543

(a)	See page 16 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2016(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,430	$—	$—	$—	$—	$(109)	$16,321
Regulated natural gas	—	358	—	—	—	(3)	355
Nonregulated electric and other	—	—	365	91	—	34	490
Total operating revenues	16,430	358	365	91	—	(78)	17,166
Operating Expenses
Fuel used in electric generation and purchased power	5,102	—	—	37	—	1	5,140
Cost of natural gas	—	64	—	—	—	—	64
Operation, maintenance and other	3,819	90	253	145	—	(80)	4,227
Depreciation and amortization	2,139	59	96	108	—	—	2,402
Property and other taxes	799	44	20	25	—	(1)	887
Impairment charges	12	—	—	2	—	—	14
Total operating expenses	11,871	257	369	317	—	(80)	12,734
Gains on Sales of Other Assets and Other, net	3	—	4	14	—	—	21
Operating Income (Loss)	4,562	101	—	(212)	—	2	4,453
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	11	(78)	28	—	—	(37)
Other income and expenses, net	213	2	—	32	—	(10)	237
Total other income and expenses	215	13	(78)	60	—	(10)	200
Interest Expense(b)	829	19	38	553	—	(8)	1,431
Income (Loss) from Continuing Operations Before Income Taxes	3,948	95	(116)	(705)	—	—	3,222
Income Tax Expense (Benefit) from Continuing Operations	1,391	32	(127)	(276)	—	—	1,020
Income (Loss) from Continuing Operations	2,557	63	11	(429)	—	—	2,202
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(2)	7	—	—	5
Segment Income / Other Net Expense	$2,557	$63	$13	$(436)	$—	$—	$2,197
Income from Discontinued Operations, net of tax							182
Net Income Attributable to Duke Energy Corporation							$2,379

Segment Income / Other Net Expense	$2,557	$63	$13	$(436)	$—	$—	$2,197
Special Items(c)	—	—	45	234	203	—	482
Adjusted Earnings(d)	$2,557	$63	$58	$(202)	$203	$—	$2,679

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Other includes $234 million related to Piedmont acquisition financing, primarily due to losses on forward-starting interest rate swaps.

(c)	International Energy amount represents the operating results of the International Disposal Group classified as discontinued operations.

(d)	See page 17 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$67	$14	$7	$194	$—	$282
Receivables, net	429	63	1	36	(1)	528
Receivables of variable interest entities, net	2,064	—	25	—	—	2,089
Receivables from affiliated companies	21	8	1,599	403	(2,031)	—
Notes receivable from affiliated companies	145	21	—	541	(707)	—
Inventory	3,129	98	13	25	—	3,265
Regulatory assets	853	144	—	113	(1)	1,109
Other	260	129	148	(87)	(17)	433
Total current assets	6,968	477	1,793	1,225	(2,757)	7,706
Property, Plant and Equipment
Cost	109,941	9,424	4,325	1,893	(1)	125,582
Accumulated depreciation and amortization	(37,257)	(2,178)	(688)	(1,039)	1	(41,161)
Generation facilities to be retired, net	441	—	—	—	—	441
Net property, plant and equipment	73,125	7,246	3,637	854	—	84,862
Other Noncurrent Assets
Goodwill	17,379	1,924	115	—	—	19,418
Regulatory assets	12,207	695	—	465	—	13,367
Nuclear decommissioning trust funds	6,814	—	—	—	—	6,814
Investments in equity method unconsolidated affiliates	86	975	183	121	1	1,366
Investments and advances to (from) subsidiaries	273	9	8	55,725	(56,015)	—
Other	1,962	35	88	1,341	(634)	2,792
Total other noncurrent assets	38,721	3,638	394	57,652	(56,648)	43,757
Total Assets	118,814	11,361	5,824	59,731	(59,405)	136,325
Segment reclassifications, intercompany balances and other	(491)	—	(1,608)	(57,491)	59,590	—
Segment Assets	$118,323	$11,361	$4,216	$2,240	$185	$136,325

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,103	$156	$13	$374	$(1)	$2,645
Accounts payable to affiliated companies	444	45	9	1,518	(2,016)	—
Notes payable to affiliated companies	372	271	—	74	(717)	—
Notes payable and commercial paper	—	—	—	1,899	—	1,899
Taxes accrued	921	63	(311)	(47)	1	627
Interest accrued	375	35	—	129	(1)	538
Current maturities of long-term debt	1,574	—	162	749	—	2,485
Asset retirement obligations	619	—	—	—	—	619
Regulatory liabilities	264	3	—	5	1	273
Other	1,240	74	63	381	(24)	1,734
Total current liabilities	7,912	647	(64)	5,082	(2,757)	10,820
Long-Term Debt	28,865	2,678	1,781	15,605	—	48,929
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	16,558	1,555	286	(3,342)	1	15,058
Asset retirement obligations	9,451	44	89	1	1	9,586
Regulatory liabilities	6,252	753	—	23	(1)	7,027
Accrued pension and other post-retirement benefit costs	722	31	—	352	—	1,105
Investment tax credits	531	3	—	—	—	534
Other	857	196	267	304	—	1,624
Total other noncurrent liabilities	34,371	2,582	642	(2,662)	1	34,934
Equity
Total Duke Energy Corporation stockholders' equity	47,048	5,447	3,440	41,711	(56,015)	41,631
Noncontrolling interests	—	—	16	(5)	—	11
Total equity	47,048	5,447	3,456	41,706	(56,015)	41,642
Total Liabilities and Equity	118,814	11,361	5,824	59,731	(59,405)	136,325
Segment reclassifications, intercompany balances and other	(491)	—	(1,608)	(57,491)	59,590	—
Segment Liabilities and Equity	$118,323	$11,361	$4,216	$2,240	$185	$136,325

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$5,581	$3,878	$3,551	$1,036	$2,302	$1	$(115)	$16,234
Operating Expenses
Fuel used in electric generation and purchased power	1,394	1,214	1,374	283	744	—	(134)	4,875
Operation, maintenance and other	1,403	1,015	598	276	533	3	5	3,833
Depreciation and amortization	804	536	423	131	336	—	(2)	2,228
Property and other taxes	206	120	265	161	56	—	—	808
Impairment charges	—	—	137	1	—	—	(4)	134
Total operating expenses	3,807	2,885	2,797	852	1,669	3	(135)	11,878
Gains on Sales of Other Assets and Other, net	—	3	—	—	1	—	—	4
Operating Income (Loss)	1,774	996	754	184	634	(2)	20	4,360
Other Income and Expenses, net(b)	99	47	45	9	27	4	(9)	222
Interest Expense	314	217	211	47	132	—	4	925
Income Before Income Taxes	1,559	826	588	146	529	2	7	3,657
Income Tax Expense	532	268	213	50	206	1	3	1,273
Segment Income	$1,027	$558	$375	$96	$323	$1	$4	$2,384

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $79 million for Duke Energy Carolinas, $35 million for Duke Energy Progress, $33 million for Duke Energy Florida, $6 million for Duke Energy Ohio, and $20 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2016(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations / Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$5,642	$4,103	$3,538	$1,053	$2,225	$—	$(131)	$16,430
Operating Expenses
Fuel used in electric generation and purchased power	1,391	1,441	1,391	340	690	—	(151)	5,102
Operation, maintenance and other	1,420	1,031	601	249	512	2	4	3,819
Depreciation and amortization	785	520	376	115	343	1	(1)	2,139
Property and other taxes	206	119	256	150	67	—	1	799
Impairment charges	—	1	4	—	8	—	(1)	12
Total operating expenses	3,802	3,112	2,628	854	1,620	3	(148)	11,871
(Losses) Gains on Sales of Other Assets and Other, net	(1)	2	—	1	—	—	1	3
Operating Income (Loss)	1,839	993	910	200	605	(3)	18	4,562
Other Income and Expenses, net(c)	122	47	30	4	15	4	(7)	215
Interest Expense	317	188	143	43	136	—	2	829
Income Before Income Taxes	1,644	852	797	161	484	1	9	3,948
Income Tax Expense	568	287	296	54	165	—	21	1,391
Segment Income	$1,076	$565	$501	$107	$319	$1	$(12)	$2,557

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(c)
Includes an equity component of allowance for funds used during construction of $75 million for Duke Energy Carolinas, $34 million for Duke Energy Progress, $16 million for Duke Energy Florida, $3 million for Duke Energy Ohio, and $11 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$18	$15	$8	$4	$22	$—	$—	$67
Receivables, net	180	29	61	81	74	—	4	429
Receivables of variable interest entities, net	691	472	428	—	—	—	473	2,064
Receivables from affiliated companies	146	8	—	44	83	1	(261)	21
Notes receivable from affiliated companies	—	101	70	57	29	—	(112)	145
Inventory	1,000	1,018	566	95	450	—	—	3,129
Regulatory assets	237	230	211	6	158	—	11	853
Other	27	40	154	5	34	1	(1)	260
Total current assets	2,299	1,913	1,498	292	850	2	114	6,968
Property, Plant and Equipment
Cost	42,321	29,104	17,546	5,663	14,716	4	587	109,941
Accumulated depreciation and amortization	(14,969)	(10,793)	(4,960)	(1,933)	(4,592)	(2)	(8)	(37,257)
Generation facilities to be retired, net	—	441	—	—	—	—	—	441
Net property, plant and equipment	27,352	18,752	12,586	3,730	10,124	2	579	73,125
Other Noncurrent Assets
Goodwill	—	—	—	596	—	—	16,783	17,379
Regulatory assets	3,077	3,588	2,850	374	1,123	—	1,195	12,207
Nuclear decommissioning trust funds	3,621	2,463	731	—	—	—	(1)	6,814
Investments in equity method unconsolidated affiliates	—	—	—	—	—	86	—	86
Investments and advances to (from) subsidiaries	47	10	3	209	3	—	1	273
Other	910	565	293	17	170	—	7	1,962
Total other noncurrent assets	7,655	6,626	3,877	1,196	1,296	86	17,985	38,721
Total Assets	37,306	27,291	17,961	5,218	12,270	90	18,678	118,814
Intercompany balances and other	(256)	(137)	(95)	(212)	(74)	(55)	338	(491)
Reportable Segment Assets	$37,050	$27,154	$17,866	$5,006	$12,196	$35	$19,016	$118,323

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$726	$271	$744	$170	$188	$—	$4	$2,103
Accounts payable to affiliated companies	159	207	90	17	73	55	(157)	444
Notes payable to affiliated companies	468	—	—	5	—	—	(101)	372
Taxes accrued	372	139	145	112	148	—	5	921
Interest accrued	135	91	71	23	54	—	1	375
Current maturities of long-term debt	705	203	567	—	3	—	96	1,574
Asset retirement obligations	304	250	—	6	58	—	1	619
Regulatory liabilities	105	107	14	10	28	—	—	264
Other	435	318	309	70	111	—	(3)	1,240
Total current liabilities	3,409	1,586	1,940	413	663	55	(154)	7,912
Long-Term Debt	8,520	7,204	6,129	1,580	3,632	—	1,800	28,865
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Other Noncurrent Liabilities
Deferred income taxes	6,839	3,613	3,078	1,032	1,979	6	11	16,558
Asset retirement obligations	3,297	4,426	763	45	735	—	185	9,451
Regulatory liabilities	2,884	2,097	414	123	735	—	(1)	6,252
Accrued pension and other post-retirement benefit costs	108	246	257	32	78	—	1	722
Investment tax credits	234	144	5	1	147	—	—	531
Other	559	45	101	94	66	—	(8)	857
Total other noncurrent liabilities	13,921	10,571	4,618	1,327	3,740	6	188	34,371
Equity	11,156	7,780	5,274	1,880	4,085	29	16,844	47,048
Total Liabilities and Equity	37,306	27,291	17,961	5,218	12,270	90	18,678	118,814
Intercompany balances and other	(256)	(137)	(95)	(212)	(74)	(55)	338	(491)
Reportable Segment Liabilities and Equity	$37,050	$27,154	$17,866	$5,006	$12,196	$35	$19,016	$118,323

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues
Regulated natural gas	$360	$877	$—	$—	$1,237
Nonregulated natural gas and other	—	7	—	(1)	6
Operating Revenues	360	884	—	(1)	1,243
Operating Expenses
Cost of natural gas	69	333	—	—	402
Operation, maintenance and other	84	207	2	(2)	291
Depreciation and amortization	62	109	—	—	171
Property and other taxes	43	37	1	—	81
Total operating expenses	258	686	3	(2)	945
Operating Income (Loss)	102	198	(3)	1	298
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	57	—	57
Other income and expenses, net	4	(1)	—	—	3
Total other income and expenses	4	(1)	57	—	60
Interest Expense	21	56	—	1	78
Income Before Income Taxes	85	141	54	—	280
Income Tax Expense	29	52	20	—	101
Segment Income	$56	$89	$34	$—	$179

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2016
(in millions)	Duke Energy Ohio(a)	Midstream Pipelines (b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$358	$—	$—	$358
Operating Expenses
Cost of natural gas	64	—	—	64
Operation, maintenance and other	89	1	—	90
Depreciation and amortization	59	—	—	59
Property and other taxes	44	—	—	44
Total operating expenses	256	1	—	257
Gains on Sales of Other Assets and Other, net	2	—	(2)	—
Operating Income (Loss)	104	(1)	(2)	101
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	11	—	11
Other income and expenses, net	2	—	—	2
Other Income and Expenses, net	2	11	—	13
Interest Expense	21	—	(2)	19
Income Before Income Taxes	85	10	—	95
Income Tax Expense	28	4	—	32
Segment Income	$57	$6	$—	$63

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP and Sabal Trail pipelines.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$2	$12	$—	$—	$14
Receivables, net	(15)	77	—	1	63
Receivables from affiliated companies	8	68	—	(68)	8
Notes receivable from affiliated companies	29	—	—	(8)	21
Inventory	45	53	—	—	98
Regulatory assets	11	133	—	—	144
Other	—	130	—	(1)	129
Total current assets	80	473	—	(76)	477
Property, Plant and Equipment
Cost	2,845	6,578	—	1	9,424
Accumulated depreciation and amortization	(724)	(1,454)	—	—	(2,178)
Net property, plant and equipment	2,121	5,124	—	1	7,246
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	177	321	—	197	695
Investments in equity method unconsolidated affiliates	—	—	975	—	975
Investments and advances from subsidiaries	—	—	—	9	9
Other	6	12	18	(1)	35
Total other noncurrent assets	507	382	993	1,756	3,638
Total Assets	2,708	5,979	993	1,681	11,361
Intercompany balances and other	—	(22)	(26)	48	—
Reportable Segment Assets	$2,708	$5,957	$967	$1,729	$11,361

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$57	$98	$—	$1	$156
Accounts payable to affiliated companies	20	8	85	(68)	45
Notes payable to affiliated companies	(5)	284	—	(8)	271
Taxes accrued	27	30	6	—	63
Interest accrued	10	24	—	1	35
Regulatory liabilities	5	(2)	—	—	3
Other	4	72	—	(2)	74
Total current liabilities	118	514	91	(76)	647
Long-Term Debt	461	2,037	—	180	2,678
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	476	1,021	60	(2)	1,555
Asset retirement obligations	29	15	—	—	44
Regulatory liabilities	110	627	—	16	753
Accrued pension and other post-retirement benefit costs	17	14	—	—	31
Investment tax credits	2	1	—	—	3
Other	57	138	—	1	196
Total other noncurrent liabilities	691	1,816	60	15	2,582
Equity	1,431	1,612	842	1,562	5,447
Total Liabilities and Equity	2,708	5,979	993	1,681	11,361
Intercompany balances and other	—	(22)	(26)	48	—
Reportable Segment Liabilities and Equity	$2,708	$5,957	$967	$1,729	$11,361

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Revenues By Customer Class
(Unaudited)

	Nine Months Ended September 30, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Piedmont Natural Gas	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$2,110	$1,392	$1,910	$544	$761	$—	$—	$6,717
General service	1,689	962	1,068	324	584	—	—	4,627
Industrial	925	469	193	92	582	—	—	2,261
Wholesale	369	850	116	19	236	—	—	1,590
Change in unbilled	(13)	(15)	44	(6)	(4)	—	—	6
Other revenues	501	220	220	63	143	—	(114)	1,033
Total Electric Revenues	$5,581	$3,878	$3,551	$1,036	$2,302	$—	$(114)	$16,234

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$251	$—	$458	$—	$709
Commercial	—	—	—	99	—	263	—	362
Industrial	—	—	—	13	—	95	—	108
Power Generation	—	—	—	—	—	65	—	65
Change in unbilled	—	—	—	(22)	—	(72)	—	(94)
Other revenues	—	—	—	19	—	68	—	87
Total Natural Gas Revenues	$—	$—	$—	$360	$—	$877	$—	$1,237

	Nine Months Ended September 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$2,324	$1,500	$1,910	$586	$754	$—	$7,074
General service	1,779	1,021	1,033	335	557	—	4,725
Industrial	994	485	187	91	542	—	2,299
Wholesale	340	834	150	13	265	—	1,602
Change in unbilled	35	12	28	9	12	—	96
Other revenues	170	251	230	19	95	(131)	634
Total Electric Revenues	$5,642	$4,103	$3,538	$1,053	$2,225	$(131)	$16,430

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$243	$—	$—	$243
Commercial	—	—	—	97	—	—	97
Industrial	—	—	—	13	—	—	13
Change in unbilled	—	—	—	(8)	—	—	(8)
Other revenues	—	—	—	13	—	—	13
Total Natural Gas Revenues	$—	$—	$—	$358	$—	$—	$358

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2017
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Florida Settlement		Commercial Renewables Impairments		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,384	$—		$84	B	$—		$—		$84	$2,468
Gas Utilities and Infrastructure	179	—		—		—		—		—	179
Commercial Renewables	2	—		—		56	C	—		56	58
Total Reportable Segment Income	2,565	—		84		56		—		140	2,705
Other	(205)	43	A	—		—		—		43	(162)
Discontinued Operations	(4)	—		—		—		4	D	4	—
Net Income Attributable to Duke Energy Corporation	$2,356	$43		$84		$56		$4		$187	$2,543
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.36	$0.06		$0.12		$0.08		$0.01		$0.27	$3.63

A - Net of $26 million tax benefit. $68 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations.
B - Net of $51 million tax benefit. $135 million recorded within Impairment charges on the Condensed Consolidated Statements of Operations.
C - Net of $28 million tax benefit. $74 million recorded within Impairment charges and $10 million recorded within Other Income and Expenses on the Condensed Consolidated Statements of Operations.
D - Recorded in (Loss) Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2016
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Cost Savings Initiatives		Commercial Renewables Impairment		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,557	$—		$—		$—		$—		$—		$—	$2,557
Gas Utilities and Infrastructure	63	—		—		—		—		—		—	63
Commercial Renewables	13	—		—		45	C	—		—		45	58
Total Reportable Segment Income	2,633	—		—		45		—		—		45	2,678
International Energy Operations	—	—		—		—		203	D	—		203	203
Other	(436)	195	A	39	B	—		—		—		234	(202)
Discontinued Operations	182	—		—		—		(203)	D	21	E	(182)	—
Net Income Attributable to Duke Energy Corporation	$2,379	$195		$39		$45		$—		$21		$300	$2,679
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.44	$0.28		$0.06		$0.07		$—		$0.03		$0.44	$3.88

A - Net of $120 million tax benefit. Includes $1 million recorded within Operating Revenues, $80 million recorded within Operating Expenses and $234 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $24 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
C - Net of $26 million tax benefit. Other-than-temporary impairment included within Equity in earnings (losses) of unconsolidated affiliates on the Condensed Consolidated Statements of Operations.
D - Net of $1 million tax expense. Operating results of the International Disposal Group, which exclude the impairment described below, recorded within (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
E - Recorded within (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations. Includes an impairment charge related to certain assets in Central America, partially offset by a tax benefit related to previously sold businesses not related to the International Disposal Group.

Weighted Average Shares Outstanding, Diluted (reported and adjusted) - 690 million

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings and adjusted diluted EPS.
Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per share impact of special items. As discussed below, special items represent certain charges and credits which management believes are not indicative of Duke Energy's ongoing performance. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation (GAAP Reported Earnings) and Diluted EPS Attributable to Duke Energy Corporation common stockholders (GAAP Reported EPS), respectively.
Special items included in the periods presented include the following items which management believes do not reflect ongoing costs:

•	Costs to Achieve Mergers represent charges that result from strategic acquisitions.

•
Cost Savings Initiatives represent severance charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization.

•	Commercial Renewables Impairments represents other-than-temporary and asset impairments.

•	Florida Settlement represents an impairment charge related to the Levy nuclear project based on a settlement agreement approved by regulators.
Adjusted earnings also include operating results of the International Disposal Group, which have been classified as discontinued operations. Management believes inclusion of the operating results of the Disposal Group within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income and other net expense. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net expense is segment income and other net expense.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net expense and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.